                                                                ----------------
                                                                 EXECUTION COPY
                                                                ----------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement, dated September 28,
2006, among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware
corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-6 Trust
("Assignee"), CitiMortgage, Inc., a New York corporation ("CitiMortgage"), as master servicer of the Banc of America Funding 2006-6 Trust, and SunTrust
Mortgage, Inc., a Virginia corporation ("SunTrust").

      WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and SunTrust, as seller, (ii) that certain Amendment No. 1, dated as of June 1, 2004, by and between the Assignor and SunTrust, (iii) that certain Master Assignment,
Assumption and Recognition Agreement, dated September 1, 2004, by and among Banc of America Mortgage Capital Corporation, SunTrust, the Assignor and Wachovia
Bank, National Association, (iv) that certain Amendment No. 2, dated as of
November 1, 2004, by and between the Assignor and SunTrust, (v) that certain
Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement,
dated as of January 1, 2006, by and between the Assignor and SunTrust, (vi) that certain Memorandum of Sale, dated as of May 25, 2006, by and between the
Assignor and SunTrust, (vii) that certain Memorandum of Sale, dated as of June
9, 2006, by and between the Assignor and SunTrust, and (viii) that certain
Memorandum of Sale, dated as of July 25, 2006, by and between the Assignor and
SunTrust (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from SunTrust and SunTrust currently services the Mortgage
Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, CitiMortgage, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the
Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and the Assignee, pursuant to which the Master
Servicer will supervise, monitor and oversee the servicing of the Mortgage
Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of

the Assignor in, to and under the Sale and Servicing Agreement, and the mortgage loans delivered under such agreement by SunTrust to the Assignor (who delivered such mortgage loans to the Assignor) and listed on Exhibit A attached hereto
(the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to SunTrust with respect to the Sale and Servicing Agreement or the Mortgage
            Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing
            Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing
            Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and
            Servicing Agreement or the Mortgage Loans; and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3.    From and after the date hereof, SunTrust shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary

                                        2

contained in Section 9.01 of the Sale and Servicing Agreement, continue to service the Mortgage Loans pursuant to the Sale and Servicing Agreement, as modified by Section 11 of this Agreement, for the benefit of the Assignee.

      4.    SunTrust acknowledges that the Master Servicer, pursuant to the
Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage
Loans. The Master Servicer shall be authorized to enforce directly against
SunTrust any of the obligations of SunTrust to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the
Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of SunTrust thereunder, the right to terminate SunTrust under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by SunTrust under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by SunTrust under the Sale and Servicing Agreement, the right to examine the books and records of
SunTrust, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by SunTrust. All remittances by
SunTrust shall be made to the account or accounts designated by the Master
Servicer to SunTrust in writing from time to time. Wire remittances shall be sent to:

            Bank Name:          CitiBank (West)
            Bank City/State:    Glendale, CA
            ABA Number:         321171184
            Account Name:       CMI MSD Clearing
            Account Number:     #070-4913896

      5.    The Assignee shall notify SunTrust in writing within 5 business days thereafter, but in no event later than the next Remittance Date, of the appointment of any successor to Wells Fargo as Master Servicer under the Pooling
Agreement.

      6.    SunTrust hereby restates as of the date hereof, for the benefit of each of the other parties hereto, each of the representations and warranties in
Sections 3.01 and 3.02 of the Sale and Servicing Agreement with the same effect under such Sale and Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency or condition of any Mortgaged Property (as defined in the Sale and Servicing
Agreement), SunTrust restates such representations and warranties as of the
Closing Date (as defined in the Sale and Servicing Agreement). SunTrust hereby represents and warrants to each of the other parties hereto (i) that it has serviced the Mortgage Loans in accordance with the terms of the Sale and
Servicing Agreement, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

                                        3

      7.    SunTrust hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the
Securities Administrator to fully comply with all Securities and Exchange
Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2006-6 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities
(Release Nos. 33-8518); 34-50905; File No. S7-21-0433-8419).

      8.    SunTrust hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      9.    In accordance with Sections 2.01 and 9.01 of the Sale and Servicing
Agreement, the Assignor hereby instructs SunTrust, and SunTrust hereby agrees, to release from its custody and deliver the contents of the Servicing File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the
Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 12 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Sale and Servicing Agreement).

      10.   SunTrust hereby agrees that it will make Monthly Advances as contemplated by Section 5.03 of the Sale and Servicing Agreement through the
Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property, subject to the final proviso of the third sentence of Section 5.03.

      11.   SunTrust, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement with respect to the Mortgage
Loans:

      a.    Article 1.

            (i) The definition of "Qualified Substitute Mortgage Loan" is hereby deleted in its entirety and replaced with the following:

            "A mortgage loan eligible to be substituted by the Company for a
            Deleted Mortgage Loan which must, on the date of such substitution,
            (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted
            Mortgage Loan, an aggregate principal balance), not in excess of the
            Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a
            Mortgage Loan Remittance Rate not less than, and not more than 2%
            greater than the Mortgage Loan

                                        4

            Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v)
            be of the same type as the Deleted Mortgage Loan; (vi) have the same
            Mortgage Interest Rate as the Deleted Mortgage Loan; (vii) have a
            FICO score not less than that of the Deleted Mortgage Loan, (vii)
            have an LTV not greater than that of the Deleted Mortgage Loan; (ix)
            have a credit grade not lower in quality than that of the Deleted
            Mortgage Loan and (x) have the same lien status as the Deleted
            Mortgage Loan."

            (ii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

            "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month, beginning with the First Remittance Date."

      b.    Section 3.02. Section 3.02 is hereby modified by inserting the following as subsection (iii):

            "No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan originated on or after November 27, 2003 through July 6, 2004) is a High Cost Loan or Covered Loan, as
            applicable (as such terms are defined in S&P's LEVELS(R) Glossary
            Version 5.7 (or the now-current version thereof) and no Mortgage
            Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act."

      c.    Section 4.04. Section 4.04 is hereby modified by adding the following sentence after the penultimate sentence:

            "The amount of any losses incurred on funds deposited in the
            Custodial Account shall be deposited by the Company into the
            Custodial Account on the Business Day prior to the Remittance Date."

      d.    Section 4.17. Section 4.17 is hereby modified by replacing the phrase "on or before the Remittance Date" in the second line with
            "on or before the 5th Business Day".

      e.    Section 5.02. The third paragraph of Section 5.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit F-1, a monthly remittance advice in the form set forth in Exhibit F-2, and a realized loss report in the form set forth in Exhibit F-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
            Date and as to the period ending on the last day of the month preceding such Remittance Date.

                                        5

            The exhibits referenced in this Section 11(e) are attached to this
            Agreement as Exhibit B hereto.

      12.   The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Sale and Servicing
Agreement is:

            U.S. Bank National Association
            209 S. LaSalle Street, Suite 300
            Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-6

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: General Counsel and Chief Financial Officer

      The Master Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            CitiMortgage, Inc.
            4000 Regent Blvd., 3rd Floor
            Irving, Texas 75063
            Attention: Master Servicing Division

                               [Signatures Follow]

                                        6

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                     Bank of America, National Association, as
                                     Assignor

                                     By:    /s/ Bruce W. Good
                                         ---------------------------------------
                                     Name:  Bruce W. Good
                                     Title: Principal

                                     U.S. Bank National Association,
                                     as Assignee

                                     By:    /s/ Melissa A. Rosal
                                         ---------------------------------------
                                     Name:  Melissa A. Rosal
                                     Title: Vice President

                                     Banc of America Funding Corporation

                                     By:    /s/ Scott Evans
                                         ---------------------------------------
                                     Name:  Scott Evans
                                     Title: Senior Vice President

                                     SunTrust Mortgage, Inc., as servicer

                                     By:    /s/ Annette Holman-Foreman
                                         ---------------------------------------
                                     Name:  Annette Holman-Foreman
                                     Title: Vice President

Acknowledged and Agreed as
of the date first above written:

CitiMortgage, Inc., as master servicer
By:   /s/ Tommy Harris
    ----------------------------------
Name: Tommy Harris
Title: Senior Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC 2006-6]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                       A-1

                                    EXHIBIT B

--------------------------------------------------------------------------------
EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                             DESCRIPTION                    DECIMAL    FORMAT COMMENT
---------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR              A unique number assigned to a loan by the
                               Servicer. This may be different than the
                               LOAN_NBR
---------------------------------------------------------------------------------------------------------
LOAN_NBR                       A unique identifier assigned to each loan
                               by the originator.
---------------------------------------------------------------------------------------------------------
CLIENT_NBR                     Servicer Client Number
---------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR              Contains a unique number as assigned by
                               an external servicer to identify a group
                               of loans in their system.
---------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME            First Name of the Borrower.
---------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME             Last name of the borrower.
---------------------------------------------------------------------------------------------------------
PROP_ADDRESS                   Street Name and Number of Property
---------------------------------------------------------------------------------------------------------
PROP_STATE                     The state where the  property located.
---------------------------------------------------------------------------------------------------------
PROP_ZIP                       Zip code where the property is located.
---------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next payment                 MM/DD/YYYY
                               is due to the servicer at the end of
                               processing cycle, as reported by Servicer.
---------------------------------------------------------------------------------------------------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was                MM/DD/YYYY
                               filed.
---------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy
                               was filed.
---------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to
                               the bankruptcy filing.
---------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy                  MM/DD/YYYY
                               has been approved by the courts
---------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From                         MM/DD/YYYY
                               Bankruptcy. Either by Dismissal,
                               Discharged and/or a Motion For Relief Was
                               Granted.
---------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved                 MM/DD/YYYY
                               By The Servicer
---------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A
                               Loan Such As;
---------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE         The Date The Loss Mitigation /Plan Is                     MM/DD/YYYY
                               Scheduled To End/Close
---------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually                  MM/DD/YYYY
                               Completed
---------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE           The date DA Admin sends a letter to the                   MM/DD/YYYY
                               servicer with instructions to begin
                               foreclosure proceedings.
---------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to                     MM/DD/YYYY
                               Pursue Foreclosure
---------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in               MM/DD/YYYY
                               a Foreclosure Action
---------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is                   MM/DD/YYYY
                               expected to occur.
---------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                The amount a property sold for at the             2       No commas(,) or
                               foreclosure sale.                                         dollar signs ($)
---------------------------------------------------------------------------------------------------------
EVICTION_START_DATE            The date the servicer initiates eviction of               MM/DD/YYYY
                               the borrower.
---------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE        The date the court revokes legal possession               MM/DD/YYYY
                               of the property from the borrower.
---------------------------------------------------------------------------------------------------------
LIST_PRICE                     The price at which an REO property is             2       No commas(,) or
                               marketed.                                                 dollar signs ($)
---------------------------------------------------------------------------------------------------------
LIST_DATE                      The date an REO property is listed at a                   MM/DD/YYYY
                               particular price.
---------------------------------------------------------------------------------------------------------

                                       B-1

---------------------------------------------------------------------------------------------------------
OFFER_AMT                      The dollar value of an offer for an REO           2       No commas(,) or
                               property.                                                 dollar signs ($)
---------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                The date an offer is received by DA Admin                 MM/DD/YYYY
                               or by the Servicer.
---------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE               The date the REO sale of the property is                  MM/DD/YYYY
                               scheduled to close.
---------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                  Classification of how the property is
                               occupied.
---------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE            A code that indicates the condition of
                               the property.
---------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE           The date a property inspection is                         MM/DD/YYYY
                               performed.
---------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                 The date the appraisal was done.                          MM/DD/YYYY
---------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                  The current "as is" value of the property
                               based on brokers price opinion or                 2
                               appraisal.
---------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL              The amount the property would be worth if         2
                               repairs are completed pursuant to a
                               broker's price opinion or appraisal.
---------------------------------------------------------------------------------------------------------
IF APPLICABLE:
---------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan
---------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE             The circumstances which caused a borrower
                               to stop paying on a loan. Code indicates
                               the reason why the loan is in default for
                               this cycle.
---------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed                   MM/DD/YYYY
                               With Mortgage Insurance Company.
---------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                  No commas(,) or
                                                                                         dollar signs ($)
---------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed                 MM/DD/YYYY
                               Claim Payment
---------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On         2       No commas(,) or
                               Claim                                                     dollar signs ($)
---------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance                  MM/DD/YYYY
                               Company
---------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance         2       No commas(,) or
                               Company                                                   dollar signs ($)
---------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was                  MM/DD/YYYY
                               Issued By The Pool Insurer
---------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance            2       No commas(,) or
                               Company                                                   dollar signs ($)
---------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE    Date FHA Part A Claim Was Filed With HUD                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT           Amount of FHA Part A Claim Filed                  2       No commas(,) or
                                                                                         dollar signs ($)
---------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE     Date HUD Disbursed Part A Claim Payment                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT      Amount HUD Paid on Part A Claim                   2       No commas(,) or
                                                                                         dollar signs ($)
---------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                  MM/DD/YYYY
---------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                  2       No commas(,) or
                                                                                         dollar signs ($)
---------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE     Date HUD Disbursed Part B Claim Payment                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT      Amount HUD Paid on Part B Claim                   2       No commas(,) or
                                                                                         dollar signs ($)
---------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE            Date VA Claim Was Filed With the Veterans                 MM/DD/YYYY
                               Admin
---------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE             Date Veterans Admin. Disbursed VA Claim                   MM/DD/YYYY
                               Payment
---------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT              Amount Veterans Admin. Paid on VA Claim           2       No commas(,) or
                                                                                         dollar signs ($)
---------------------------------------------------------------------------------------------------------

                                       B-2

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      o   ASUM- Approved Assumption

      o   BAP- Borrower Assistance Program

      o   CO- Charge Off

      o   DIL- Deed-in-Lieu

      o   FFA- Formal Forbearance Agreement

      o   MOD- Loan Modification

      o   PRE- Pre-Sale

      o   SS- Short Sale

      o   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: CitiMortgage will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation
Types other than those above are used, the Servicer must supply CitiMortgage with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       B-3

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

         ---------------------------------------------------------------
         DELINQUENCY CODE     DELINQUENCY DESCRIPTION
         ---------------------------------------------------------------
         001                  FNMA-Death of principal mortgagor
         ---------------------------------------------------------------
         002                  FNMA-Illness of principal mortgagor
         ---------------------------------------------------------------
         003                  FNMA-Illness of mortgagor's family member
         ---------------------------------------------------------------
         004                  FNMA-Death of mortgagor's family member
         ---------------------------------------------------------------
         005                  FNMA-Marital difficulties
         ---------------------------------------------------------------
         006                  FNMA-Curtailment of income
         ---------------------------------------------------------------
         007                  FNMA-Excessive Obligation
         ---------------------------------------------------------------
         008                  FNMA-Abandonment of property
         ---------------------------------------------------------------
         009                  FNMA-Distant employee transfer
         ---------------------------------------------------------------
         011                  FNMA-Property problem
         ---------------------------------------------------------------
         012                  FNMA-Inability to sell property
         ---------------------------------------------------------------
         013                  FNMA-Inability to rent property
         ---------------------------------------------------------------
         014                  FNMA-Military Service
         ---------------------------------------------------------------
         015                  FNMA-Other
         ---------------------------------------------------------------
         016                  FNMA-Unemployment
         ---------------------------------------------------------------
         017                  FNMA-Business failure
         ---------------------------------------------------------------
         019                  FNMA-Casualty loss
         ---------------------------------------------------------------
         022                  FNMA-Energy environment costs
         ---------------------------------------------------------------
         023                  FNMA-Servicing problems
         ---------------------------------------------------------------
         026                  FNMA-Payment adjustment
         ---------------------------------------------------------------
         027                  FNMA-Payment dispute
         ---------------------------------------------------------------
         029                  FNMA-Transfer of ownership pending
         ---------------------------------------------------------------
         030                  FNMA-Fraud
         ---------------------------------------------------------------
         031                  FNMA-Unable to contact borrower
         ---------------------------------------------------------------
         INC                  FNMA-Incarceration
         ---------------------------------------------------------------

                                       B-4

--------------------------------------------------------------------------------
EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

         ---------------------------------------------------------------
         STATUS CODE          STATUS DESCRIPTION
         ---------------------------------------------------------------
             09               Forbearance
         ---------------------------------------------------------------
             17               Pre-foreclosure Sale Closing Plan Accepted
         ---------------------------------------------------------------
             24               Government Seizure
         ---------------------------------------------------------------
             26               Refinance
         ---------------------------------------------------------------
             27               Assumption
         ---------------------------------------------------------------
             28               Modification
         ---------------------------------------------------------------
             29               Charge-Off
         ---------------------------------------------------------------
             30               Third Party Sale
         ---------------------------------------------------------------
             31               Probate
         ---------------------------------------------------------------
             32               Military Indulgence
         ---------------------------------------------------------------
             43               Foreclosure Started
         ---------------------------------------------------------------
             44               Deed-in-Lieu Started
         ---------------------------------------------------------------
             49               Assignment Completed
         ---------------------------------------------------------------
             61               Second Lien Considerations
         ---------------------------------------------------------------
             62               Veteran's Affairs-No Bid
         ---------------------------------------------------------------
             63               Veteran's Affairs-Refund
         ---------------------------------------------------------------
             64               Veteran's Affairs-Buydown
         ---------------------------------------------------------------
             65               Chapter 7 Bankruptcy
         ---------------------------------------------------------------
             66               Chapter 11 Bankruptcy
         ---------------------------------------------------------------
             67               Chapter 13 Bankruptcy
         ---------------------------------------------------------------

                                       B-5

--------------------------------------------------------------------------------
EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLUMN NAME               DESCRIPTION                                       DECIMAL    FORMAT COMMENT                      MAX SIZE
------------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR          A value assigned by the Servicer to define                   Text up to 10 digits                      20
                          a group of loans.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to each loan                    Text up to 10 digits                      10
                          by the investor.
------------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the                    Text up to 10 digits                      10
                          Servicer. This may be different than the
                          LOAN_NBR.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in the file.                   Maximum length of 30 (Last,               30
                          It is not separated by first and last name.                  First)
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled            2       No commas(,) or dollar signs ($)          11
                          interest payment that a borrower is
                          expected to pay, P&I constant.
------------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported by the            4       Max length of 6                            6
                          Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less the                4       Max length of 6                            6
                          service fee rate as reported by the
                          Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as                4       Max length of 6                            6
                          reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as              2       No commas(,) or dollar signs ($)          11
                          reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as reported by           2       No commas(,) or dollar signs ($)          11
                          the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by the                 4       Max length of 6                            6
                          Servicer.
------------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to                   4       Max length of 6                            6
                          calculate a forecasted rate.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at           2       No commas(,) or dollar signs ($)          11
                          the beginning of the processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance at           2       No commas(,) or dollar signs ($)          11
                          the end of the processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle                      MM/DD/YYYY                                10
                          that the borrower's next payment is due to
                          the Servicer, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be applied.          2       No commas(,) or dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated with the                     MM/DD/YYYY                                10
                          first curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the first                2       No commas(,) or dollar signs ($)          11
                          curtailment amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to be applied.         2       No commas(,) or dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated with the                     MM/DD/YYYY                                10
                          second curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the second               2       No commas(,) or dollar signs ($)          11
                          curtailment amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.          2       No commas(,) or dollar signs ($)          11
------------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the                     MM/DD/YYYY                                10
                          third curtailment amount.
------------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third                2       No commas(,) or dollar signs ($)          11
                          curtailment amount, if applicable.
------------------------------------------------------------------------------------------------------------------------------------

                                       B-6

------------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                   The loan "paid in full" amount as reported           2       No commas(,) or dollar signs ($)          11
                          by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported by the                     MM/DD/YYYY                                10
                          Servicer.
------------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE               The standard FNMA numeric code used to                       Action Code Key: 15=Bankruptcy,            2
                          indicate the default/delinquent status of a                  30=Foreclosure, , 60=PIF,
                          particular loan.                                             63=Substitution,
                                                                                       65=Repurchase,70=REO
------------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as             2       No commas(,) or dollar signs ($)          11
                          reported by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount,            2       No commas(,) or dollar signs ($)          11
                          if applicable.
------------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if                  2       No commas(,) or dollar signs ($)          11
                          applicable.
------------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a              2       No commas(,) or dollar signs ($)          11
                          loss, if applicable.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount           2       No commas(,) or dollar signs ($)          11
                          due at the beginning of the cycle date to
                          be passed through to investors.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to               2       No commas(,) or dollar signs ($)          11
                          investors at the end of a processing cycle.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported           2       No commas(,) or dollar signs ($)          11
                          by the Servicer for the current cycle --
                          only applicable for Scheduled/Scheduled
                          Loans.
------------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest amount less             2       No commas(,) or dollar signs ($)          11
                          the service fee amount for the current cycle
                          as reported by the Servicer -- only applicable
                          for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by             2       No commas(,) or dollar signs ($)          11
                          the Servicer for the current reporting
                          cycle -- only applicable for Actual/Actual
                          Loans.
------------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount less the            2       No commas(,) or dollar signs ($)          11
                          service fee amount for the current reporting
                          cycle as reported by the Servicer -- only
                          applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_AMT        The penalty amount received when a borrower          2       No commas(,) or dollar signs ($)          11
                          prepays on his loan as reported by the
                          Servicer.
------------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_WAIVED     The prepayment penalty amount for the loan           2       No commas(,) or dollar signs ($)          11
                          waived by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the                            MM/DD/YYYY                                10
                          Modification for the loan.
------------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                                       Varchar - value can be alpha or           30
                                                                                       numeric
------------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and                2       No commas(,) or dollar signs ($)          11
                          interest advances made by Servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                       B-7

--------------------------------------------------------------------------------
EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET
--------------------------------------------------------------------------------

                  The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1.      The Actual Unpaid Principal Balance of the Mortgage Loan. For
              documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2.      The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3.      Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12.   Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.     The total of lines 1 through 12.

      Credits:

      14-21.  Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a
              Bankruptcy Deficiency, the difference between the Unpaid Principal
              Balance of the Note prior to the Bankruptcy Deficiency and the
              Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.     The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                   Total Realized Loss (or Amount of Any Gain)

                                       B-8

      23.     The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                       B-9

--------------------------------------------------------------------------------
EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332
--------------------------------------------------------------------------------

                               CITIMORTGAGE, INC.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: ___________________              Date: _______________

Phone: ________________________  Email Address:______________________

 -------------------------     ---------------------     -----------------------
  Servicer Loan No.             Servicer Name             Servicer Address

 -------------------------     ---------------------     -----------------------

CITIMORTGAGE, INC. Loan No.______________________________________

Borrower's Name:________________________________________________________

Property
Address:________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)        Actual Unpaid Principal Balance of Mortgage Loan    $________________(1)

(2)        Interest accrued at Net Rate                        _________________(2)

(3)        Accrued Servicing Fees                              _________________(3)

(4)        Attorney's Fees                                     _________________(4)

(5)        Taxes                                               _________________(5)

(6)        Property Maintenance                                _________________(6)

(7)        MI/Hazard Insurance Premiums                        _________________(7)

(8)        Utility Expenses                                    _________________(8)

(9)        Appraisal/BPO                                       _________________(9)

(10)       Property Inspections                                ________________(10)

(11)       FC Costs/Other Legal Expenses                       ________________(11)

(12)       Other (itemize)                                     $_______________(12)

               Cash for Keys_______________________________    _________________

               HOA/Condo Fees______________________________    _________________

               ____________________________________________    _________________

               ____________________________________________    _________________

               TOTAL EXPENSES                                  $_______________(13)

CREDITS:

(14)       Escrow Balance                                      $_______________(14)

(15)       HIP Refund                                          ________________(15)

(16)       Rental Receipts                                     ________________(16)

(17)       Hazard Loss Proceeds                                ________________(17)

(18)       Primary Mortgage Insurance Proceeds                 ________________(18)

(19)       Pool Insurance Proceeds                             ________________(19)

                                      B-10

(20)       Proceeds from Sale of Acquired Property             ________________(20)

(21)       Other (itemize)                                     ________________(21)

           ________________________________________________    _________________

           ________________________________________________    _________________

           TOTAL CREDITS                                       $_______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                        $_______________(23)

                                      B-11

                                   APPENDIX I

                          Sale and Servicing Agreement

            [Please see Exhibit 10.1(A) through (E) of this Form 8-K]